Exhibit 99.1

THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

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In re: DENDREON CORPORATION, et al., Debtors.[1]	: : : : : : : :	Chapter 11 Case No. 14-12515 (PJW) Jointly Administered
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NOTICE OF FILING OF DEBTORS’ MONTHLY OPERATING REPORT

FOR THE PERIOD OF DECEMBER 2014

PLEASE TAKE NOTICE that the above-captioned debtors and debtors in possession (collectively, the “Debtors”) have filed with the United States Bankruptcy Court for the District of Delaware the Debtors’ Monthly Operating Report for the Period of December 2014,

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

attached hereto as Exhibit A (the “Monthly Operating Report”).

Dated: Wilmington, Delaware

            January 20, 2015

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

/s/ Sarah E. Pierce

Anthony W. Clark (I.D. No. 2051)

Sarah E. Pierce (I.D. No. 4648)

One Rodney Square

P.O. Box 636

Wilmington, Delaware 19899-0636

Telephone: (302) 651-3000

Fax: (302) 651-3001

- and -

Kenneth S. Ziman

Raquelle L. Kaye

Four Times Square

New York, New York 10036-6522

Telephone: (212) 735-3000

Fax: (212) 735-2000

- and -

Felicia Gerber Perlman

155 N. Wacker Drive

Chicago, Illinois 60606-1720

Telephone: (312) 407-0700

Fax: (312) 407-0411

Counsel for Debtors and Debtors in Possession

2

EXHIBIT A

MONTHLY OPERATING REPORT

UNITED STATES BANKRUPTCY COURT

                     DISTRICT OF DELAWARE

In re DENDREON CORPORATION, et. al	Case No. 14-12515_(LSS)
	Reporting Period:	December 2014

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b		X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-5	X
Listing of aged accounts payable	MOR-5	X
Accounts Receivable Reconciliation and Aging	MOR-6	X
Debtor Questionnaire	MOR-7	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date
/s/ Gregory R. Cox	January 20, 2014
Signature of Authorized Individual*
Gregory R. Cox	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

NOTES

Notes to the MOR:

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Case and is in a format acceptable to the U.S. Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States. Accordingly, this MOR should not be used for investment purposes.

The financial statements presented in MOR-2 and MOR-3 are prepared on a consolidated company basis for the Debtors and non-debtor affiliates.

1. SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

($ 000s)
For the period 11/29/14 - 1/2/15[1]		Dendreon	Dendreon	Dendreon	Dendreon
	Consolidated	Corporation	Holdings	Distribution	Manufacturing

Beginning Cash Balance[2]	$100,952	$100,952	$-	$-	$-

Total Cash Receipts	32,446	796	-	31,649	-

Total Cash Disbursements[3]	(17,683)	(17,683)	-	-	-

Intercompany Transfer From / (To) Other Debtors	-	31,649	-	(31,649)	-

Intercompany Transfer From / (To) Non-Debtors	-	-	-	-	-

Net Cash Flow	$14,762	$14,762	$-	$-	$-

Ending Cash Balance[2]	$115,714	$115,714	$-	$-	$-

Notes:

1. 1/2/15 represents last day of Debtors’ December weekly cash forecast

2. Excludes restricted cash accounts

3. Cash Disbursements include payroll that was disbursed by Dendreon Corporation through its centralized cash management system for the benefit of subsidiary debtors. Accordingly, disbursement amounts (for the purposes of calculating US Trustee fees) are as follows:

Debtor	Amounts
Dendreon Corporation	13,278
Dendreon Holdings	-
Dendreon Distribution	1,864
Dendreon Manufacturing	2,541

$17,683

1a. BANK RECONCILIATION (OR COPIES OF DEBTORS’ BANK RECONCILIATIONS)

As of 12/31/14
				Restricted Cash Accounts
Bank	U.S. Bank	Morgan Stanley Smith Barney	U.S. Bank[1]	U.S. Bank	Wells Fargo
Description	Operating Account	Investment Account	Payroll Account	Escrow Account	LC Account

Bank Balance	$36,942,055	$79,569,680	$87,255	$214,380	$5,206,211
(+) Deposits in Transit	-	-	-	-	-
(-) Outstanding Checks	(519,884)	-	(12,427)	-	-
Other	-	-	-	-	-

Book Balance	$36,422,171	$79,569,680	$74,828	$214,380	$5,206,211

Notes:

1. Account opened during postpetition period

1b. SCHEDULE OF PROFESSIONAL FEES PAID

For the period 12/1/14 - 12/31/14, no payments were made to retained professionals

1c. COPIES OF BANK STATEMENTS

The Debtors’ bank statements are voluminous and not included herein, but copies will be provided upon request

1d. CASH DISBURSEMENTS JOURNALS

The Debtors’ cash disbursement journals are voluminous and not included herein, but copies will be provided upon request

2. STATEMENT OF OPERATIONS
($ 000s)

For the period 12/1/14 - 12/31/14	Consolidated[1]	Dendreon Corporation	Dendreon Holdings	Dendreon Distribution	Dendreon Manufacturing

Product Revenue, net	$28,765	$28,765	$-	$-	$-
Royalty and Other Revenue	12	12	-	-	-

Total Revenue	$28,777	$28,777	$-	$-	$-

Operating Expenses:
Cost Of Product Revenue	12,478	12,478	-	-	-
Inventory Impairment / (Recovery)	-	-	-	-	-
Research and Development	4,979	4,979	-	-	-
Selling, General and Administrative	10,339	10,339	-	-	-
Less: Payroll Expense Included In Categories Above[2]	(5,836)	(5,836)	-	-	-
Payroll Expense[2,3]	5,836	1,431	-	1,864	2,541
Restructuring	5,566	5,566	-	-	-

Total Operating Expenses	$33,362	$28,957	$-	$1,864	$2,541

Income / (Loss) from Operations	$(4,585)	$(180)	$-	$(1,864)	$(2,541)

Other Income / (Expense):
Interest Income	39	39	-	-	-
Interest Expense	(413)	(413)	-	-	-
Other Income / (Expense)	(1)	(1)	-	-	-

Net Income / (Loss)	$(4,960)	$(555)	$-	$(1,864)	$(2,541)

Notes:

1. The Debtors maintain their accounting records and prepare financial statements on a consolidated basis only. This modified presentation reflects cash basis payroll of the subsidiary entities, which is funded by Dendreon Corp.

2. The Debtors’ consolidated statement of operations reflects an allocation of payroll expenses among several operating expense categories (i.e., Cost of Product Revenue, R&D and SG&A). For the purpose of presenting payroll by entity without double-counting of such expenses, the cash basis payroll must be deducted before being included separately

3. Payroll Expense (noted above) includes payroll, payroll taxes and 401(k). These amounts are funded to ADP via the US Bank Operating account. For taxation purposes, each legal entity pays separate state employment taxes for the states in which it operates

3. BALANCE SHEET
($ 000s)

As of 12/31/14
Consolidated[1]
Current Assets:
Cash and Cash Equivalents	$101,480
Short-Term Investments	15,080
Trade Accounts Receivable	27,649
Inventory	61,617
Prepaid Expenses and Other Current Assets	25,149

Total Current Assets	$230,975

Property and Equipment, net	102,410
Long-Term Investments	5,179
Other Assets	4,219

Total Assets	$342,783

Current Liabilities[2]:
Accounts Payable	$6,275
Accrued Liabilities	25,334
Accrued Compensation	18,978
Restructuring Liability	6,932
Current Portion of Capital Lease Obligations	2,395
Current Portion of Facility Lease Obligations	699

Total Current Liabilities	$60,614

Long-Term Liabilities[2]:
Long-Term Accrued Liabilities	5,794
Capital Lease Obligations, Less Current Portion	963
Facility Lease Obligations, Less Current Portion	9,362

Total Long-Term Liabilities	$16,120

Liabilities Subject to Compromise[2]:
Accounts Payable	5,284
Convertible Senior Notes due 2016, Net of Discount	583,533
Other[2]	TBD

Total Liabilities Subject to Compromise	$588,817

Total Liabilities	$665,551

Stockholders’ Equity:
Common Stock	155
Additional Paid-In Capital	2,004,520
Accumulated Other Comprehensive Income	(2)
Accumulated Deficit	(2,327,440)

Total Stockholders’ Equity (Deficit)	$(322,768)

Total Liabilities and Stockholders’ Equity	$342,783

Notes:

1. The Debtors maintain their accounting records and prepare financial statements on a consolidated basis only

2. The Debtors are currently working to determine the proper balance and reporting for Liabilities Subject to Compromise. Once determined, certain liabilities are likely to be reclassified from Current and Long-Term Liabilities to Liabilities Subject to Compromise

4. STATUS OF POSTPETITION TAXES

All postpetition taxes were current as of 12/31/14 and paid in the ordinary course by the Debtors

5. SUMMARY OF UNPAID POSTPETITION DEBTS

As of 12/31/14

		Days Outstanding
	Total	1 - 30	31 - 60	61 - 90	91 +
Postpetition Accounts Payable	$6,274,956	$6,067,607	$207,349	$-	$-

6. ACCOUNTS RECEIVABLE RECONCILLIATION & AGEING

As of 12/31/14

		Days Outstanding
	Total	1 - 30	31 - 60	61 - 90	91 +
Gross Accounts Receivable	$29,711,026	$30,754,944	$(1,120,789)	$110,406	$(33,535)

Accounts Receivable Offset - Chargebacks	(2,062,111)

Net Accounts Receivable	$27,648,915

7. DEBTOR QUESTIONNAIRE

	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below	X

5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3

X

DENDREON CORP.

13-Week Cash Flow Forecast

(Dollars in Thousands)

	Actual	Projected												13-Week Total

Week:	1	2	3	4	5	6	7	8	9	10	11	12	13
Ending Date:	1/9/15	1/16/15	1/23/15	1/30/15	2/6/15	2/13/15	2/20/15	2/27/15	3/6/15	3/13/15	3/20/15	3/27/15	4/3/15

Beginning Book Cash Balance	$115,714	$113,161	$116,357	$116,074	$116,180	$113,183	$110,167	$94,440	$94,841	$93,581	$92,561	$89,136	$93,150	$115,714

RECEIPTS

Operating	$5,665	$6,350	$7,120	$4,005	$3,887	$4,275	$1,892	$4,572	$4,773	$4,698	$4,560	$4,973	$5,198	$61,968
Other	4	15	15	78	99	15	15	68	89	15	15	3,155	15	3,599

TOTAL RECEIPTS	$5,669	$6,365	$7,135	$4,084	$3,986	$4,290	$1,907	$4,641	$4,862	$4,713	$4,575	$8,128	$5,213	$65,567

DISBURSEMENTS

U.S. Operations
Payroll	$(3,313)	$(175)	$(3,598)	$(177)	$(3,452)	$(175)	$(13,403)	$(177)	$(3,452)	$(175)	$(3,487)	$(177)	$(3,392)	$(35,153)
Occupancy	(113)	(77)	(264)	(997)	(40)	(133)	(292)	(973)	(40)	(141)	(292)	(1,022)	(40)	(4,422)
Other Operating	(3,854)	(2,503)	(3,134)	(2,696)	(3,491)	(3,092)	(2,860)	(3,018)	(2,630)	(2,974)	(3,116)	(2,843)	(1,912)	(38,123)

Subtotal	$(7,279)	$(2,755)	$(6,997)	$(3,870)	$(6,983)	$(3,400)	$(16,556)	$(4,168)	$(6,121)	$(3,290)	$(6,895)	$(4,041)	$(5,344)	$(77,698)

E.U. Operations	$(647)	$(414)	$(168)	$(79)	$-	$(158)	$(618)	$(73)	$-	$(157)	$(618)	$(73)	$-	$(3,004)

Restructuring & Other	$(296)	$-	$(254)	$(30)	$-	$(3,747)	$(460)	$-	$-	$(2,286)	$(487)	$-	$-	$(7,560)

TOTAL DISBURSEMENTS	$(8,222)	$(3,169)	$(7,418)	$(3,978)	$(6,983)	$(7,306)	$(17,634)	$(4,240)	$(6,121)	$(5,733)	$(8,000)	$(4,114)	$(5,344)	$(88,262)

NET CASH FLOW	$(2,553)	$3,196	$(283)	$105	$(2,997)	$(3,016)	$(15,726)	$400	$(1,260)	$(1,020)	$(3,425)	$4,014	$(130)	$(22,695)

Ending Book Cash Balance	$113,161	$116,357	$116,074	$116,180	$113,183	$110,167	$94,440	$94,841	$93,581	$92,561	$89,136	$93,150	$93,019	$93,019